UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section (a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

BIOATLA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 24, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of BioAtla, Inc. on Wednesday, June 18, 2025 at 8:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting, conducted only via live webcast on the internet at www.proxydocs.com/BCAB. There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, submit questions during the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investors—Events & Presentations section of our website at www.bioatla.com.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The Annual Meeting materials include the notice, the Proxy Statement, our Annual Report and the proxy card, each of which is enclosed.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about May 2, 2025, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on April 21, 2025 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.

Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, please submit your proxy electronically via the internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.

Sincerely,
/s/ Jay M. Short, Ph.D.
Jay M. Short, Ph.D.
Co-founder, Chief Executive Officer and Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 18, 2025: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024 ARE AVAILABLE FREE OF CHARGE AT www.proxydocs.com/BCAB.

BIOATLA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 24, 2025

Time and Date:	Wednesday, June 18, 2025 at 8:00 a.m. Pacific Time.
Place:	Via live webcast on the internet at www.proxydocs.com/BCAB.
Items of Business:
1.
Elect the Class II directors listed in the accompanying Proxy Statement, to serve a three-year term expiring at the 2028 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

2. Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of BioAtla, Inc. for the fiscal year ending December 31, 2025.
3. Approve, by a non-binding advisory vote, the executive compensation of our named executive officers.
4. Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Record Date:	Only holders of record of common stock at the close of business on April 21, 2025 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.
Proxy Voting:

With respect to all matters that will come before the meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 21, 2025, the record date.

For questions regarding your stock ownership, you may contact us through our Investors/Resources/Contact IR section of our website www.bioatla.com or, if you are a registered holder, contact our transfer agent, Pacific Stock Transfer Company, by telephone at (702) 361-3033 or by email at info@pacificstocktransfer.com.

By Order of the Board of Directors,

/s/ Jay M. Short, Ph.D.
Jay M. Short, Ph.D.
Co-founder, Chief Executive Officer and Chairman of the Board of Directors

- i -

BIOATLA, INC.

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 18, 2025

April 24, 2025

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of our board of directors of BioAtla, Inc. (“BioAtla”) for use at BioAtla’s 2025 Annual Meeting of Stockholders (the “Annual Meeting” or “meeting”) to be held on Wednesday, June 18, 2025 at 8:00 a.m. Pacific Time via live webcast on the internet at www.proxydocs.com/BCAB. References in the proxy statement for the 2025 annual meeting of stockholders (the “Proxy Statement”) to “we,” “us,” “our,” the “Company” or “BioAtla” refer to BioAtla, Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will mail, on or about May 2, 2025, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on April 21, 2025. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.

The Notice will identify the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended December 31, 2024, or our Annual Report, and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What is the purpose of the meeting?

A:

At the meeting, stockholders will act upon the proposals described in this Proxy Statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What proposals are scheduled to be voted on at the meeting?

A:	Stockholders will be asked to vote on the following three proposals at the meeting:

1.
to elect Mary Ann Gray, Ph.D., Susan Moran, M.D., M.S.C.E. and Lawrence Steinman, M.D. as Class II directors to serve for a term of three years or until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal;
2.
to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3.
to approve, by a non-binding advisory vote, the executive compensation of our named executive officers.

Q:	Could matters other than Proposals One, Two or Three be decided at the meeting?

A:

Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of BioAtla, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:	How does the board of directors recommend I vote on these proposals?

A:	Our board of directors recommends that you vote your shares:

•
“FOR” each of the nominees to the board of directors (Proposal One);
•
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Two); and
•
“FOR” the executive compensation of our named executive officers as disclosed in this Proxy Statement (Proposal Three).

Q:	Who may vote at the Annual Meeting?

A:

Holders of record of our common stock as of the close of business on April 21, 2025, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 58,415,955 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by BioAtla.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. In most instances, you can do this over the internet, or if you have received or requested a hard copy of the Proxy Statement and accompanying voting instruction form, you may mark, sign, date and mail your voting instruction form using the envelope your broker, bank or other nominee provides. The materials that were sent to you have specific instructions for how to submit your vote and the deadline for doing so. If you would like to revoke your proxy, you must follow the broker, bank or other nominee’s instructions on how to do so.

Because you are not the stockholder of record, you are required to obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Q:	How do I vote?

A.

You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on each Notice and/or proxy card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may:

•
vote by telephone or through the internet—in order to do so, please follow the instructions shown on your Notice or proxy card;
•
vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or
•
vote in person—you may virtually attend and participate in the Annual Meeting online at www.proxydocs.com/BCAB and vote your shares electronically before the polls close during the Annual Meeting.

Votes submitted by telephone or through the internet must be received prior to the start of the meeting. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person at the meeting online, you may be required to obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form. You must also register in advance to attend and participate in the meeting www.proxydocs.com/BCAB.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Q:	How do I vote by internet or telephone?

A.

If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card. Please have each Notice or proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Q:	What shares can I vote?

A:

Each share of BioAtla common stock issued and outstanding as of the close of business on April 21, 2025 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 21, 2025, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of April 21, 2025.

Q:	What is the quorum requirement for the meeting?

A:

The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present in person or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?

A:

Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and have no effect on the outcome of the matters voted upon.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Two). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals other than Proposal Two, including Proposals One and Three. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

Q:	How are “withhold” votes treated?

A:

For the election of directors (Proposal One), votes may be cast “FOR” or “WITHHOLD” for each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors with the stockholders voting together as a single class. As a result, if you withhold your authority to vote for any nominee, your vote will not count for or against the nominee.

Q:	What is the vote required for each proposal?

A:	The votes required to approve each proposal are as follows:

•
Proposal One: Each director shall be elected by a plurality of the votes properly cast on the election of directors, meaning that the individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
•
Proposal Two: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
•
Proposal Three: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. Because the vote is advisory, it will not be binding upon our board of directors. However, the compensation committee of our board of directors will take into account the outcome of the vote when considering the future executive compensation of our Named Executive Officers as disclosed in the Proxy Statement.

Q:	If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one proxy or voting instruction card?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.

If you are the stockholder of record, you may change your vote by:

•
granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
•
providing a written notice of revocation to BioAtla’s Corporate Secretary at BioAtla, Inc., 11085 Torreyana Road, San Diego, California 92121, prior to your shares being voted, or
•
participating in the Annual Meeting and voting electronically online at www.proxydocs.com/BCAB. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.proxydocs.com/BCAB.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:	How can I attend the Annual Meeting in person?

A:

There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a stockholder of record or a street name stockholder as of April 21, 2025, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q:	How can I participate in the Annual Meeting?

A:

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.proxydocs.com/BCAB and registering in advance. You will also be able to vote your shares electronically at the Annual Meeting by following the instructions you receive via email.

The meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m., Pacific Time, and you should allow ample time to check your audio/video connections and settings. We plan to have a webcast replay which will be posted to the Investors – Events & Presentations section of our website, which is located at www.bioatla.com.

Q:	Can I submit questions prior to the meeting?

A:	No, you can only submit questions during the meeting.

Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the toll-free technical support line you receive in your email prior to the start of the meeting.

Q.	How can I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to:

•
view our proxy materials for the meeting through the internet; and
•
instruct us to send our future proxy materials to you electronically by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?

A:

The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for a period of ten (10) days ending on the day before the date of the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary at investors@bioatla.com to arrange for inspection of the list at our corporate headquarters, 11085 Torreyana Road, San Diego, California 92121.

Q:	Who will tabulate the votes?

A:	A representative of Mediant Communications, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are BioAtla stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or BioAtla that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, BioAtla, Inc., 11085 Torreyana Road, San Diego, California 92121 or (3) contact our Investor Relations department by email at investors@bioatla.com or by telephone at (858) 558-0708. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my BioAtla shares or need to change my mailing address?

A:

You may contact our transfer agent, Pacific Stock Transfer Company, by telephone at (702) 361-3033, by email at info@pacificstocktransfer.com or by U.S. mail at 6725 Via Austi Pkwy, Ste. 300, Las Vegas, Nevada, 89119, if you have questions about your BioAtla shares or need to change your mailing address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?

A:

The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.

Q:

What are the requirements to propose actions, including director nominations, to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2026 Annual Meeting, or for consideration at our 2026 Annual Meeting?

A:	Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2026 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals, including director nominations, for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Corporate Secretary at our principal executive office via the delivery methods specified in our amended and restated bylaws. To be timely and considered for inclusion in our proxy materials, such proposals must comply in all respects with our amended and restated bylaws. Our current principal executive office is located at 11085 Torreyana Road, San Diego, California 92121. The facsimile number and the e-mail address of our Corporate Secretary are (858)558-0709 and cvasquez@bioatla.com. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2026 Annual Meeting, stockholder proposals must be received by our Corporate Secretary no later than January 2, 2026, 120 calendar days before the release date of the proxy statement to shareholders for the preceding year’s annual meeting, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Requirements for Stockholder Proposals to be presented at our 2026 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Corporate Secretary at our principal executive office. To be timely for our 2026 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive office:

•
not earlier than the close of business on February 13, 2025, and
•
not later than the close of business on March 15, 2025.

If we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after June 18, 2026 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive office not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws. If a stockholder who has notified BioAtla of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, BioAtla does not need to present the proposal for vote at such meeting.

In addition, stockholders who intend to solicit proxies in support of director nominees other than those nominees nominated by the Company must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on our website, www.bioatla.com, in the website’s “Investors/Governance” section. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and corporate governance committee.

Board Leadership Structure and Risk Oversight

Our board of directors is currently chaired by Jay M. Short, Ph.D., who also serves as our Chief Executive Officer. Our board of directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the board of directors, as our board of directors believes it is in our best interest to make that determination based on our position and direction and the membership of the board of directors. Our board of directors has determined that having an employee director serve as Chairman is in the best interest of our stockholders at this time because of the efficiencies achieved in having the role of Chief Executive Officer and Chairman combined, and because the detailed knowledge of our day-to-day operations and business that the Chief Executive Officer possesses greatly enhances the decision-making processes of our board of directors as a whole. We have a governance structure in place, including independent directors, designed to ensure the powers and duties of the dual role are handled responsibly. Our Corporate Governance Guidelines provide that if the Chairman of our board of directors is not an independent director, our independent directors will designate one of the independent directors to serve as Lead Independent Director. Because Dr. Jay M. Short is our Chairman and Chief Executive Officer, our board of directors, including the independent directors, has appointed Dr. Lawrence Steinman to serve as our Lead Independent Director. As Lead Independent Director, Dr. Steinman presides over regularly scheduled executive sessions of our independent directors, coordinates activities of the independent directors, and performs such additional duties as our board of directors otherwise determines and delegates.

Although our board of directors does not have a standing risk management committee, it administers this oversight function directly through the board of directors as a whole as well as through its standing committees that address risks inherent in their respective areas of oversight. Our board of directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. In connection with its reviews of our operations and corporate functions, our board of directors addresses the primary risks associated with those operations and corporate functions. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, regulatory, cybersecurity, privacy, compliance and reputational, and environmental, social, and governance (“ESG”) risks. In addition, our board of directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.

Each of our board committees also oversees the management of our risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Executive Officer and Chief Financial Officer report to the audit committee and are responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. The audit committee also monitors compliance with legal and regulatory requirements and assists our board of directors in fulfilling its oversight responsibilities with respect to risk management, including risks related to cybersecurity matters. Our nominating and corporate governance committee assesses risks related to our corporate governance practices, ESG matters, the independence of our board of directors and monitors the effectiveness of our governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.

Board Composition and Diversity

We believe the board is most effective when it embodies a diverse range of views, backgrounds and experience. Diversity is considered in the broadest sense, including, among other attributes, reflecting geography, age, gender, leadership, perspectives, educational background, other board experience and commitments, business and professional achievements, skills and experience in the context of the needs of the board of directors. While the nominating and corporate governance committee does not have a formal policy on diversity with regard to consideration of director nominees, the nominating and corporate governance committee considers diversity in its selection of nominees and endeavors to include women and minority candidates in the qualified pool from which candidates for the board of directors are chosen.

The Board believes that transparency into its composition supports effective governance and informed shareholder engagement. The table below summarizes the self-identified gender and racial/ethnic demographics of our directors. These attributes, alongside each director’s experience and expertise, contribute to the Board’s ability to provide diverse perspectives and independent oversight.

Board Diversity Matrix (As of April 21, 2025)

Total Number of Directors 7

	Female	Male	Non-Binary	Did Not Disclose
Directors	3	2	—	2
Number of Directors who Identify in Any of the Categories Below:
African American or Black	—	1	—	—
White	3	1	—	—

Independence of Directors

The Nasdaq listing rules generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors conducts an annual review of the independence of our directors. Our board of directors has determined that none of the nominees and members of our board of directors other than Dr. Short and Mr. Smith has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of our nominees and the current members of our board of directors other than Dr. Short and Mr. Smith is “independent” as that term is defined under the rules of Nasdaq. Our board of directors has also determined that all members of our audit committee, compensation committee and nominating and corporate governance committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available on the Investors/Governance section of our website, which is located at www.bioatla.com. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our board of directors.

Audit Committee

Our audit committee is currently composed of Mary Ann Gray, Ph.D., who is the chair of our audit committee, Sylvia McBrinn, and Edward Williams. The composition of our audit committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, our board of directors has determined that Dr. Gray qualifies as an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K of the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.

As more fully described in its charter, our audit committee, has responsibility for, among other things:

•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;
•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;
•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;
•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained therein and discussing the statements and reports with our independent auditors and management;
•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters; and
•
reviewing and providing oversight of any related-person transactions in accordance with our related-person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics.

Compensation Committee

Our compensation committee is currently composed of Sylvia McBrinn, who is the chair of our compensation committee, Susan Moran, M.D., M.S.C.E. and Lawrence Steinman, M.D. The composition of our compensation committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of this committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act.

As more fully described in its charter, our compensation committee, has responsibility for, among other things:

•
reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) our overall compensation strategy and policies;

•
reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) the compensation and other terms of employment of our executive officers;
•
reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;
•
reviewing and approving (or if it deems it appropriate, making recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;
•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;
•
reviewing and making recommendations to the full board of directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;
•
administering our equity incentive plans and establishing policies with respect to equity compensation arrangements; and
•
reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us.

The agenda for each meeting is usually developed by the Chair of the compensation committee, in consultation with the Company's Senior Vice President: Human Resources and Chief Executive Officer. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation or individual performance objectives.

Our compensation committee is authorized to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors, as it sees fit, to assist in carrying out their responsibilities and functions, including the oversight of our overall compensation philosophy, compensation plans and benefits programs and our executive compensation programs and related policies. In 2024, the compensation committee continued to retain the services of Aon's Talent Solutions practice, a division of Aon plc (“Aon”), which is part of the Rewards Solutions practice at Aon plc, to provide advice and recommendations on competitive market practices and to evaluate our executive and non-employee director compensation programs and practices and to provide advice and ongoing assistance on our equity programs. Aon provided no other services to the Company in 2024. The compensation committee has determined that none of the work performed by Aon during the fiscal year ended December 31, 2024 raised any conflict of interest.

In December 2021, the board of directors created a board committee consisting solely of Dr. Short, the Company’s Chairman of the board of directors and CEO (the “Stock Plan Committee”), subject to annual terms and limitations adopted by the compensation committee. For 2024 and 2025, the compensation committee authorized the Stock Plan Committee to grant and determine the terms of stock options to newly hired employees or consultants under the 2020 Equity Incentive Plan and any successor plan, subject to certain limitations, including an aggregate maximum share limit. The Stock Plan Committee does not have authority to award options to directors, officers, holders of more than 10% of the Company’s securities or the CEO’s direct reports.

In addition, the compensation committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members, when the compensation committee deems it appropriate to do so in order to carry out its responsibilities.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is composed of Lawrence Steinman, M.D., who is the chair of our nominating and corporate governance committee, Susan Moran, M.D., M.S.C.E. and Mary Ann Gray, Ph.D. The composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations.

As more fully described in its charter, our nominating and corporate governance committee, has responsibility for, among other things:

•
identifying, reviewing and evaluating candidates to serve on our board of directors consistent with criteria approved by our board of directors;
•
determining the minimum qualifications for service on our board of directors;
•
evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;
•
evaluating, nominating and recommending individuals for membership on our board of directors;
•
evaluating nominations by stockholders of candidates for election to our board of directors;
•
considering and assessing the independence of members of our board of directors;
•
developing a set of corporate governance policies and principles, including a code of business conduct and ethics, periodically reviewing and assessing these policies and principles and their application and recommending to our board of directors any changes to such policies and principles; and
•
considering questions of possible conflicts of interest of directors as such questions arise.

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee during 2024 included Ms. McBrinn, Dr. Moran and Dr. Steinman. None of the members of our compensation committee in 2024 was at any time during 2024 or at any other time one of our officers or employees, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During 2024, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.

Board and Committee Meetings and Attendance

Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2024, our board of directors met four times and our audit committee, compensation committee and nominating and corporate governance committee met eight, four and four times, respectively.

During 2024, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of the directors who were members of our board at the time of our 2024 annual meeting of stockholders virtually attended the annual meeting of stockholders in 2024.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairman, Lead Independent Director, and other independent directors) may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.

The address for these communications is:

BioAtla, Inc.
11085 Torreyana Road
San Diego, California 92121
Attn: Corporate Secretary

Code of Conduct and Whistleblower Policy

We have adopted a Company Code of Conduct and Whistleblower Policy that applies to all of the members of our board of directors, officers and employees. Our Company Code of Conduct and Whistleblower Policy is posted on the Investors/Governance/Overview section of our website, which is located at www.bioatla.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and corporate governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, our nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.

Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth below under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2026 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2026 Annual Meeting.”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.

Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. Our nominating and corporate governance committee considers possible candidates from any source, including stockholders, for nominees for directors. All stockholder nominees for director will be considered by the nominating and corporate governance committee in the same manner as any other nominee. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Our board of directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within our Company. Through the nomination process, our nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. Further, our board of directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our board of directors currently consists of seven directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. The directors in Class II will stand for election at the Annual Meeting. The terms of office of directors in Class III and Class I expire at our Annual Meetings of Stockholders to be held in 2026 and 2027, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that the Class II nominees named below be elected as Class II directors for three-year terms expiring at our 2028 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Shares represented by proxies will be voted “FOR” the election of the nominee named below, unless the proxy is marked to withhold authority to so vote. If the nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than one director. Stockholders may not cumulate votes for the election of directors.

Nominees to Our Board of Directors

The nominees and their ages, occupations and lengths of service on our board of directors as of April 21, 2025 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Mary Ann Gray, Ph.D. (1)(3)	72	Director	December 2020
Susan Moran, M.D., M.S.C.E. (2)(3)	55	Director	December 2020
Lawrence Steinman, M.D. (2)(3)	77	Lead Independent Director	July 2020

(1)
Member of our audit committee
(2)
Member of our compensation committee
(3)
Member of our nominating and corporate governance committee

Mary Ann Gray, Ph.D. has been a board member of public biotechnology companies for over 15 years and has held positions of audit committee chair, compensation committee chair and lead independent director. She has served on the boards of Keros Therapeutics, Inc. since December 2020, RAPT Therapeutics, Inc. since December 2019, and Compass Therapeutics, Inc. since April 2022. She also served on the board of Palisade Bio, Inc. (formerly Seneca Biopharmaceuticals, Inc.) from April 2021 to March 2024. During her career as a board member, she has also served on several other boards including Dyax Corp. from November 2004 until January 2016, Juniper Pharmaceuticals from April 2016 to August 2018, Sarepta Therapeutics Inc. from December 2018 to June 2022, Senomyx from 2010 to December 2018, Galena Biopharma from April 2016 to December 2017, TetraLogic from November 2014 to November 2016 and Acadia Pharmaceuticals from 2005 to June 2016. Dr. Gray has been President of Gray Strategic Advisors, LLC since April 2004, a biotechnology strategic planning and advisory firm. Following an early career as a research scientist, she spent time in scientific positions at biotech and pharmaceutical companies. This was followed by over 7 years as a sell-side research analyst and over 4 years as a portfolio manager at the Federated Kaufmann Fund. Dr. Gray holds a B.S. in biology from University of South Carolina, a Ph.D. in pharmacology from the University of Vermont, and completed her post-doctoral work at Northwestern University Medical School and at the Yale University School of Medicine.

Our board of directors believes Dr. Gray’s expertise and experience in the life sciences industry, her experience as a director of other companies in our industry and her educational background provide her with the qualifications and skills to serve on our board of directors.

Susan Moran, M.D., M.S.C.E. has over 20 years of industry and academic experience, successfully leading programs through IND clearance to full regulatory approval. Currently, Dr. Moran is President of Aptos Lifesciences LLC, a consultancy that provides strategic advising to biotechnology and biopharmaceutical companies, since December 2024 and serves on the board of directors of Tyra Biosciences, Inc. (Nasdaq: TYRA) since May 2024 and Crescent Biopharma since November 2024. From July 2021 to May 2024, Dr. Moran served as Chief Medical Officer of RayzeBio, Inc., a radiopharmaceutical therapeutics company previously listed on Nasdaq that was acquired by Bristol-Myers Squibb in February 2024. Prior to joining RayzeBio, Dr. Moran served as Chief Medical Officer at QED Therapeutics, Inc., a biotechnology company and subsidiary of BridgeBio Pharma, Inc. (Nasdaq: BBIO) from March 2018 to June 2021, where she oversaw clinical development of infigratinib, leading to approval of TruseltiqTM. Prior to QED, Dr. Moran was at Puma Biotechnology, Inc. from 2014 to February 2018, contributing to the approval of Nerylnx®. She was Senior Medical Director until December 2016 when her role expanded to Vice President and Head of Clinical Development. Dr. Moran has played roles in the development, registration, and post-marketing support of products for breast, prostate, thyroid, bile duct, urothelial, lung, and neuroendocrine cancer, as well as multiple sclerosis, achondroplasia, and other disorders. She is a board-certified internist and has served on the faculty of the University of Pennsylvania School of Medicine and Harvard Medical School. Dr. Moran received her B.A. from the University of Virginia, M.D. from Duke University, and M.S. in Clinical Epidemiology from the University of Pennsylvania School of Medicine.

Our board of directors believes Dr. Moran’s expertise and experience in the life sciences industry and her educational background provide her with the qualifications and skills to serve on our board of directors.

Lawrence Steinman, M.D. is a professor of neurology and neurological sciences, pediatrics and genetics at Stanford University, where he has been a professor since 1980. Dr. Steinman’s research focuses on the causes of relapses and remissions in multiple sclerosis, or MS, the molecules that serve as a constraint on brain inflammation and the search for vaccines for autoimmune diseases. To date, Dr. Steinman has developed two antigen-specific therapies, using DNA vaccines, for MS and type 1 diabetes. Specifically, research in Dr. Steinman’s laboratory led to the development of the drug Tysabri (natalizumab), which is used to treat patients with Crohn’s Disease. He has received a host of awards for his research and has been elected to the National Academy of Sciences and the National Academy of Medicine. Since August 2020, Dr. Steinman has served as the non-employee Executive Chairman of the board of Pasithea Therapeutics Corp., a biotech company he co-founded in 2020. From November 2020 until May 2024, Dr. Steinman has served as the non-employee Executive Chairman of the board of 180 Life Sciences Corp., a biotech company he co-founded in 2013. Prior to starting his position as the non-employee Executive Chairman of 180 Life Sciences Corp., Dr. Steinman served as Co-Chairman and has been a member of its board since April 2019. Dr. Steinman continues to serve as a member of the board of directors and is a consultant at 180 Life Sciences Corp. Dr. Steinman served as a member of the advisory board of BioAtla, LLC from April 2016 to July 2020 and served as a scientific advisor to BioAtla, LLC from April 2014 to May 2016. Dr. Steinman also served on the board of directors of Atreca, Inc., a biotechnology company focusing on developing novel therapeutics for applications in cancer treatment from January 2012 to August 2019. Dr. Steinman received his B.A. from Dartmouth College and his M.D. from Harvard University.

Our board of directors believes Dr. Steinman’s extensive scientific research and experience as a director of various biotechnology companies, combined with his world-renowned expertise in biological molecules and immunology, provide him with the qualifications and skills to serve on our board of directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR THE CLASS II DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of April 21, 2025 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class I Director:
Sylvia McBrinn(1)(2)	72	Director	June 2021
Class III Directors:
Jay M. Short, Ph.D.	67	Co-founder, Chief Executive Officer and Chairman	July 2020
Scott Smith	63	Director	July 2020
Edward Williams(1)	69	Director	December 2021

(1)
Member of our audit committee
(2)
Member of our compensation committee

Sylvia McBrinn has more than 30 years of executive, operational and commercial leadership experience in the biopharmaceutical industry. Ms. McBrinn currently serves in various advisory roles, including as Entrepreneur in Residence at Yale University since March 2021, Strategic Advisor to Propel Bio Partners, a venture capital fund, since March 2022, and Member of the Life Science Council of Springboard Enterprises, a nonprofit organization whose mission is to accelerate the growth of entrepreneurial companies led by women, since 2014. Ms. McBrinn cofounded and was Chief Executive Officer of Axerion Therapeutics, Inc. (now known as ReNetX Bio, Inc.), a biotech company, from 2009 to 2012. Prior to that, from 2005 to 2008, she served as Head, U.S. Organization of Vernalis Pharmaceuticals, Inc., a biotechnology company, where she built and led its U.S. commercial organization, and from 2003 to 2004, she served as Executive Vice President and General Manager, Brand Pharmaceuticals of Andrx Laboratories, Inc., where she was responsible for leading its branded product division. Ms. McBrinn also held various positions at Pharmacia Corporation, a pharmaceutical company, from 1986 until it was acquired by Pfizer Inc. in 2003, including Vice President, Global and US Marketing, Bextra (Cox-2) from 2000 to 2003, Vice President, Global and US Marketing, Neurology from 1998 to 2000 and Vice President, Marketing, U.S. Marketing Company from 1997 to 1998. Ms. McBrinn received her B.S. in Biology from DeSales University and MBA from Widener University.

Our board of directors believes Ms. McBrinn’s extensive experience in the biopharmaceutical industry, including her experience in the commercialization and marketing of biopharma products across many therapeutic areas, as well as her expertise in commercial planning, marketing development, product launch and building commercial organizations, provide her with the qualifications and skills to serve on our board of directors.

Jay M. Short, Ph.D. cofounded BioAtla in March 2007 and has served as Chairman and Chief Executive Officer since that time. He founded the E.O. Wilson Biodiversity Foundation, a public charity, and served as its President and Chairman from its inception in October 2005 through July 2008. In 1994, Dr. Short co-founded Diversa Corporation (now BASF Corporation), a biotechnology company focusing on enzyme and antibody development. He served as Director and Chief Technology Officer throughout his eleven year tenure. In 1998, he was named President, then Chief Executive Officer in February 1999 and led its initial public offering in 2000. From 1994 to 2008, Dr. Short also served as a director of Invitrogen (now Thermo Fisher Scientific). From its founding until 1994, Dr. Short served as President of Stratacyte Corporation, an antibody engineering company and subsidiary of Stratagene Cloning Systems, Inc. (now Agilent Technologies, Inc.), a biotechnology company. From 1985 through 1994, he also served in various roles including as Vice President of Research & Development and Operations. In 2006, Dr. Short was shortlisted by the editors of Nature Biotechnology as a personality making the most significant contribution to biotech in the past decade. In 2001, Dr. Short received San Diego’s 2001 E&Y Entrepreneur of the Year Award and was the recipient of the two first place awards granted by UCSD, Connect Innovative Product Program, for pioneering cloning of human antibodies in bacteria and transgenic genotoxicity assay systems. In 2023, Dr. Short was awarded the Lowell Thomas Award for Science Innovation. He has authored more than 100 peer reviewed publications and is named inventor of over 500 issued patents. Dr. Short received his Ph.D. in Biochemistry from Case Western Reserve University in Cleveland, Ohio and his B.A. with honors in

Chemistry from Taylor University in Upland, Indiana. Dr. Short has also attended and received Director Certification from the UCLA Anderson School of Business.

Our board of directors believes Dr. Short’s perspective and experience as our co-founder and Chief Executive Officer and his broad experience in the biotechnology and biopharmaceutical industry, as well as his proven management experience in our industry, provide him with the qualifications and skills to serve on our board of directors.

Scott Smith has served as Chief Executive Officer of Viatris Inc., a global healthcare company that produces medicines for patients across a broad range of major therapeutic areas, spanning both noncommunicable and infectious diseases, since April 1, 2023. Prior to this role, Mr. Smith served as President of BioAtla from September 2018 to February 2023 and as Investment Advisor at 3E Bioventures Capital from January 2020 to January 2021 and has 30 years of biotechnology and biopharmaceutical industry experience. In his 10 years at Celgene, a global biopharmaceutical company, from September 2008 to April 2018, his leadership role expanded from Vice President of Global Marketing for Inflammation & Immunology to Global Head of that division, then to President of the Inflammation & Immunology Franchise, and to his appointment in 2017 as Celgene’s President and Chief Operating Officer. With a particular emphasis and interest in immunology, Mr. Smith drove the growth of Celgene’s Inflammation and Immunology division from 13 to more than 1,300 persons worldwide and oversaw the clinical development, global registration and commercial success of the blockbuster drug Otezla®. Mr. Smith served in various positions at Pharmacia, a pharmaceutical company, from August 1987 until it was acquired by Pfizer in 2003. He also served in various positions including General Manager Canada, General Manager US and Vice President and Head of Global Commercial Operations from July 2003 to August 2008 at Biovail, where he was responsible for sales and marketing, creating and executing commercial and business development strategies and contributing to regulatory and clinical development strategies. Mr. Smith also serves on the board of directors of Viatris Inc. and Triumvira Immunologics. Mr. Smith previously served on the board of Apexigen, Inc. from July 2022 until August 2023, Titan Pharmaceuticals, Inc. from January 2017 until December 2020 and F-Star Therapeutics, Inc. (formerly Spring Bank Pharmaceuticals, Inc.) from August 2018 until November 2020. Mr. Smith received both his BSc degree in Chemistry and Biology and his HBSc degree in Pharmacology and Toxicology from the University of Western Ontario and his Masters of International Business Management from the Thunderbird School of Global Management.

Our board of directors believes Mr. Smith’s broad experience in the biotechnology and biopharmaceutical industry, as well as his proven management experience in our industry, provide him with the qualifications and skills to serve on our board of directors.

Edward Williams has served on our board as a director since December 2021. He has served on the boards of BiomX, Inc. and Boone Memorial Health since October 2023 and that of Innovative Hematology, Inc. since January 2024. From January 2018 to December 2022, Mr. Williams also served on the board of Catalyst Biosciences, Inc., a clinical stage biopharmaceutical company. Mr. Williams further served on the board of directors of the Biotechnology Innovation Organization (BIO). From March 2020 to September 2022, Mr. Williams served as Special Advisor to the CEO at Ascendis Pharma, a clinical stage and commercial biopharmaceutical company. Additionally, he served as interim US Chief Commercial Officer at Ascendis Pharma from August 2020 to May 2021, successfully preparing for Ascendis Pharma’s first commercial launch. From 2006 to his 2017 retirement, Mr. Williams served as Senior Vice President of Biopharmaceuticals at Novo Nordisk Inc., a global healthcare company, where he was responsible for the general management of Novo Nordisk’s biotechnology business and increased that sector’s revenue impressively in all three of its therapeutic areas including orphan biotech drugs and devices. He was recognized as Global General Manager of the Year, and he served on the global boards of strategy, commercial, marketing, management and business development. From 2003 to 2006, Mr. Williams was Vice President of Sales of the Respiratory and Dermatology business unit at Novartis Pharmaceuticals Corp. Mr. Williams began his career in biopharmaceuticals in 1980 with The Upjohn Company (Pharmacia, now Pfizer) in marketing and sales roles, rising to Regional Vice President of Sales for the Northeast Region in 2001–2003 and National Vice president of the acquired Searle Sales Force. Mr. Williams received his B.S. in biology and chemistry from Marshall University, and executive leadership certifications from Harvard Business School and the Wharton School of the University of Pennsylvania.

Our board of directors believes Mr. Williams’ valuable experience and insight in the pharmaceutical business provide him with the qualifications and skills to serve on our board of directors.

Family Relationships

There are no family relationships among our directors and executive officers.

Director Compensation

Director Compensation Table

The following table provides information concerning compensation awarded to, earned by and paid to each person who served as a non-employee member of our Board of Directors during the fiscal year ended December 31, 2024.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)	Total ($)
Lawrence Steinman, M.D.	64,058	25,905	89,963
Susan Moran, M.D.	49,000	25,905	74,905
Mary Ann Gray, Ph.D.	44,252	25,905	70,157
Sylvia McBrinn	57,500	25,905	83,405
Scott Smith	40,000	25,905	65,905
Edward Williams	35,626	25,905	61,531

(1)
Dr. Short is not included in this table because he was employed as our Chief Executive Officer and received no compensation for his service as a director in fiscal year 2024.
(2)
Our non-employee directors received an annual retainer fee plus any additional annual fees due for service on our committees in the amounts described under “Non-Employee Director Compensation Arrangements.”
(3)
On June 13, 2024, Messrs. Smith, Steinman and Williams and Mses. Moran, Gray, and McBrinn were each granted 16,500 restricted stock units (“RSUs”), pursuant to the Company’s 2020 Equity Incentive Plan, which vest on the earlier of the one-year anniversary of the grant date or the day before the next annual meeting of stockholders, subject to the director’s continued service through such vesting date.
(4)
Our non-employee directors who served in 2024 held the following number of unexercised stock options and unvested RSUs as of December 31, 2024. Dr. Short is omitted from this table as their outstanding equity is reflected in “Executive Compensation—Outstanding Equity Awards Table” below.

Name (1)	Stock Options Outstanding	Unvested Restricted Stock Units
Lawrence Steinman, M.D.	—	16,500
Susan Moran, M.D.	—	16,500
Mary Ann Gray, Ph.D.	—	16,500
Sylvia McBrinn	—	16,500
Scott Smith	—	16,500
Edward Williams	—	16,500

Non-Employee Director Compensation Arrangements

We maintain a non-employee director compensation program which is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Our non-employee director compensation policy, as amended and restated in June 2024, provides that each non-employee director will receive the following compensation for service on our Board of Directors:

•
an annual cash retainer of $40,000;
•
an annual cash retainer of $25,000 for a non-employee director’s service as lead independent director;

•
an additional annual cash retainer of $7,500, $5,000 and $4,000 for service as a member of each of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively; and
•
an additional annual cash retainer of $15,000, $10,000 and $8,000 for service as chairman of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively.

In addition, non-employee directors are eligible to receive such equity awards under the Company’s 2020 Equity Incentive Plan, as amended, as may be approved from time to time by our Board of Directors subject to the recommendations of the Compensation Committee.

We also reimburse our directors for their reasonable out-of-pocket travel expenses in connection with attending meetings of our Board of Directors and committees.

The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Director Stock Ownership Guidelines

Our Board of Directors has instituted the following stock ownership guidelines for its non-employee directors to better align our directors’ interests with those of our stockholders. Director guidelines are determined as a multiple of the annual cash retainer for board membership. The director guidelines are established as three times the director’s annual cash retainer. The guideline ownership must be obtained within five years. Director ownership is evaluated annually as of December 31 using the highest closing price of the Company’s common stock in the fiscal year of evaluation. Shares that count toward meeting the stock ownership guidelines include shares owned directly, full value awards (e.g., RSUs), vested stock options (spread value) and shares owned directly by the director's spouse, dependent children and/or trust. For fiscal year 2024, all our non-employee directors have satisfied their ownership requirement.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2025 and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. In the event that Ernst & Young LLP is not ratified by our stockholders, the audit committee will review its future selection of Ernst & Young LLP as our independent registered public accounting firm.

Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2024. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. The following table provides information regarding the fees billed for professional services rendered by Ernst & Young LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2024 and 2023:

	Year Ended December 31,
	2024	2023
Audit fees(1)	$542,624	$675,000
Audit-related fees(2)	$—	$—
Tax fees(3)	$47,946	$43,775
All other fees(4)	$—	$—
Total fees	$590,570	$718,775

(1)
Consists of fees rendered in connection with the audit of our financial statements, including audited financial statements presented in our Annual Report on Form 10-K and review of the interim financial statements and services normally provided in connection with regulatory filings. Audit fees in 2024 and 2023 include fees related to the audit of our financial statements and professional services performed in connection with our registration statements.
(2)
Consists of fees for assurance and related services that are reasonably related to the performance of audits or reviews of our financial statements and were not reported above under "Audit fees." No such fees were incurred in fiscal 2024 and fiscal 2023.
(3)
Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, as well as technical tax advice related to federal and state income tax matters.
(4)
Consists of fees for all other services other than those reported above. No such fees were incurred in fiscal 2024 and fiscal 2023.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above for 2024 were approved by our audit committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

PROPOSAL THREE: NON-BINDING ADVISORY VOTE ON THE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Our compensation programs are designed to provide long-term and currently-paid compensation and cash and non-cash compensation for our executive officers in order to align the compensation of our executive officers with our performance on a short-term and long-term basis. This proposal provides stockholders with the opportunity to cast a non-binding, advisory vote on the Company’s executive compensation practices and principles.

In 2022, our stockholders recommended that the non-binding, advisory vote on executive compensation be held every year. Accordingly, we have included this proposal for consideration at the Annual Meeting.

Stockholders should consider the compensation programs and their implementation, including the section entitled “Executive Compensation,” the compensation tables and any other executive compensation disclosure below, and cast a non-binding, advisory vote either to endorse or not endorse our executive compensation programs through the following resolution:

“RESOLVED: That the compensation paid to the Company’s named executive officers in 2024, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Overview, compensation tables, and narrative discussion is hereby approved by the stockholders of the Company, on a non-binding, advisory basis.”

This vote is being provided pursuant to Section 14A of the Exchange Act. While the vote does not bind our board of directors to any particular action, the board of directors and the compensation committee thereof expects to take into account the outcome of this vote in considering future compensation programs. The next advisory vote on our executive compensation will be at the 2026 Annual Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF proposal three.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 21, 2025 by:

•
each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•
each of our directors;
•
each of our named executive officers; and beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 21, 2025 and shares issuable upon the settlement of RSUs that will vest within 60 days of April 21, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock is based on 58,415,955 shares of our common stock outstanding and 0 shares of Class B common stock outstanding on April 21, 2025. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o BioAtla, Inc., 11085 Torreyana Road, San Diego, California 92121.

Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
Highbridge Capital Management, LLC(1)	4,839,579	8.28%
Anson Funds Management LP(2)	4,839,579	8.28%
Acorn Bioventures, L.P.(3)	4,032,046	6.90%
Opoka Investment Fund Co.(4)	3,547,787	6.07%
Named Executive Officers and Directors
Mary Ann Gray, Ph.D.(5)	136,204	*
Sylvia McBrinn(6)	130,240	*
Susan Moran, M.D.(7)	111,114	*
Eric Sievers, M.D.(8)	435,283	*
Jay M. Short, Ph.D.(9)	3,965,895	6.73%
Scott Smith(10)	868,263	1.47%
Lawrence Steinman, M.D.(11)	137,266	*
Richard A. Waldron(12)	413,825	*
Edward Williams(13)	131,700	*
All executive officers and directors as a group (10 persons)(14)	6,601,533	11.22%

* Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.

(1)
Based on information provided by Highbridge Capital Management, LLC. The amount of common stock beneficially owned consists of 4,839,579 shares of common stock issuable upon the exercise of warrants exercisable within 60 days of April 21, 2025. The warrants held by this shareholder include provisions that limit the exercise thereof to the extent such exercise would cause the holder, together with its affiliates and any other person acting together with it and its affiliates, to beneficially own a number of shares of common stock that would exceed 9.99% of our then outstanding common stock immediately after giving effect to such exercise. The address of such entity is 277 Park Avenue, 23rd Floor, New York, New York 10172.
(2)
Based on information provided by Anson Funds Management L.P. The amount of common stock beneficially owned consists of 4,839,579 shares of common stock issuable upon the exercise of warrants exercisable within 60 days of April 21, 2025. The warrants held by this shareholder include provisions that limit the exercise thereof to the extent such exercise would cause the holder, together with its affiliates and any other person acting together with it and its affiliates, to beneficially own a number of shares of common stock that would exceed 9.99% of our then outstanding common stock immediately after giving effect to such exercise. The address of such entity is Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.
(3)
Based on information contained in a Schedule 13G/A filed with the SEC on February 6, 2024, consisting of (i) 1,824,918 shares of common stock held by Acorn Bioventures, L.P. ("Acorn") and (ii) 2,207,128 shares of common stock held by Acorn Bioventures 2, L.P. ("Acorn 2"). Acorn Capital Advisors GP, LLC ("Acorn GP") is the sole general partner of Acorn and may be deemed to beneficially own the shares of common stock beneficially owned by Acorn. Acorn Capital Advisors GP 2, LLC ("Acorn GP 2") is the sole general partner of Acorn 2 and may be deemed to beneficially own the shares of common stock beneficially owned by Acorn 2. Anders Hove is the manager of Acorn GP and Acorn GP 2 and may be deemed to beneficially own the shares of common stock beneficially owned by Acorn and Acorn 2. These address of these entities and Mr. Hove is 420 Lexington Avenue, Suite 2626, New York, New York 10170.
(4)
Based on information contained in a Schedule 13G filed with the SEC on March 18, 2025, consisting of 3,547,787 shares of common stock held by closed-end investment funds managed by Opoka Investment Fund Company. The address of the principal business office for the above referenced entity is Krolewska 18 Street, Warsaw 00-103 Poland.
(5)
Includes 16,500 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of April 21, 2025.
(6)
Includes 16,500 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of April 21, 2025.
(7)
Includes 16,500 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of April 21, 2025.
(8)
Includes (i) 7,625 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of April 21, 2025 and (ii) 15,084 shares of common stock that are issuable upon exercise of outstanding options within 60 days of April 21, 2025.
(9)
Includes (i) 2,352,520 shares held by Dr. Short, which includes (a) 26,062 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of April 21, 2025 and (b) 49,459 shares of common stock that are issuable upon exercise of outstanding options within 60 days of April 21, 2025; (ii) 258,727 shares held by Jay M. Short 2020 Irrevocable Gift Trust, which Dr. Short is the trustee of and holds sole voting and dispositive power with respect to the shares; (iii) 793,547 shares held by Carolyn Anderson Short, Dr. Short’s spouse, as to which Dr. Short disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any; (iv) 258,727 shares held by Carolyn Short 2020 Irrevocable Gift Trust, as to which Dr. Short disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any; (v) 302,324 shares held by Capia IP, LLC, which Carolyn Anderson Short is the managing member of and as to which Dr. Short disclaims beneficial ownership, except to the extent of his pecuniary interest therein; and (vi) 50 shares held by Himalaya Parent LLC, which Dr. Short and Carolyn Anderson Short are the managers of and as to which Dr. Short disclaims beneficial ownership of except to the extent of his pecuniary interest therein.
(10)
Includes (i) 16,500 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of April 21, 2025 and (ii) 22,918 shares of common stock that are issuable upon exercise of outstanding options within 60 days of April 21, 2025. Mr. Smith resigned as President of the Company effective as of February 27, 2023.
(11)
Includes 16,500 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of April 21, 2025.
(12)
Includes (i) 6,625 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of April 21, 2025 and (ii) 13,542 shares of common stock that are issuable upon exercise of outstanding options within 60 days of April 21, 2025.
(13)
Includes 16,500 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of April 21, 2025.
(14)
Includes (i) 143,687 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of April 21, 2025 and (ii) 108,462 shares of common stock that are issuable upon exercise of outstanding options within 60 days of April 21, 2025 held by all our executive officers and directors as a group.

EXECUTIVE OFFICERS

Our executive officers and their ages as of April 21, 2025 and positions with BioAtla are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Jay M. Short, Ph.D.	67	Co-founder, Chief Executive Officer and Chairman
Richard A. Waldron	71	Chief Financial Officer
Eric Sievers, M.D.	61	Chief Medical Officer
Christian Vasquez	49	Chief Accounting Officer, Controller and Corporate Secretary

Our board of directors chooses our executive officers, who then serve at the discretion of our board of directors.

Jay M. Short, Ph.D. For a brief biography of Dr. Short, please see “Proposal One: Election of Directors— Nominees to Our Board of Directors.”

Richard A. Waldron has served as the Senior Vice President and Chief Financial Officer of BioAtla since November 2013. Prior to joining us, from January 2011 until his appointment at BioAtla, Mr. Waldron served as an independent consultant to biotechnology, biopharmaceutical and information technology companies, advising management in the areas of finance, strategic planning, corporate partnering and mergers and acquisitions. Prior to his time as an independent consultant, he served as Chief Financial Officer of the Protein Production Division of Intrexon Corporation, a synthetic biology company, and predecessor of Precigen, Inc., from December 2009 to December 2010. Before Intrexon Corporation, Mr. Waldron served as the Chief Financial Officer of SciClone Pharmaceuticals, Inc., a publicly-traded specialty pharmaceutical company, from March 2001 to April 2008. Prior to SciClone, he served as the Chief Financial Officer of Genelabs, Inc., a publicly-traded biotechnology company, from June 1999 to August 2000, and as the Chief Financial Officer of GeneMedicine, Inc., a publicly-traded biotechnology company, from July 1995 to March 1999. From May 1990 to July 1995, Mr. Waldron served as a Managing Director of Rauscher Pierce Refsnes, Inc., a brokerage and investment banking firm, which merged with Dain Bosworth Inc. in 1997 and subsequently acquired to be part of RBC Capital Markets. Mr. Waldron served as a senior healthcare investment banker at Cowen & Company, LLC from 1985 to 1990. He graduated with honors from Harvard Business School, and magna cum laude from Princeton University.

Eric Sievers, M.D. has served as Chief Medical Officer of BioAtla since June 2019 and has over 25 years of clinical and translational biomedical research experience in multiple settings, including the biotechnology industry, hospital- and clinic-based clinical practice and academia. Dr. Sievers’ most recent position prior to joining us was Chief Medical Officer at Symvivo Corporation, a biotechnology company, from April 2018 to June 2019 where he continues as an advisor. He was Chief Medical Officer at Trillium Therapeutics, an immune-oncology company, from March 2015 to January 2018, where he developed clinical trial strategies and oversaw all clinical development employing a decoy receptor to block the CD47 “do not eat” signal overexpressed by cancer cells. He spent nine years at Seattle Genetics, a biotechnology company, from May 2006 to March 2015, where his leadership role expanded from Senior Medical Director to Senior Vice President of Clinical Development. At Seattle Genetics, Dr. Sievers was closely involved with the development and regulatory approval of ADCETRIS (brentuximab vedotin), an ADC, and led the clinical team and worked closely with Takeda (Millennium) as development partner to design, initiate and enroll four randomized Phase 3 registration trials for ADCETRIS, each of which ultimately resulted in new indications approved by the FDA. Prior to his career at Seattle Genetics, Dr. Sievers was Medical Director at ZymoGenetics, a biopharmaceutical company, from 2003 to May 2006 where he designed and supervised clinical trials of recombinant human interleukin 21 and TACI-Fc5 for patients with cancer and evaluated new oncology opportunities. Before ZymoGenetics, Dr. Sievers was with the Fred Hutchinson Cancer Research Center and the University of Washington for 12 years, from June 1992 to June 2003, where he attained the positions of Assistant Member and Assistant Professor of Pediatrics, respectively, from July 1999 to June 2003. During this time, he served as the lead investigator of Phase 1 and pivotal trials that resulted in the approval of an antibody drug conjugate MYLOTARG® indicated for patients with acute myeloid leukemia. Dr. Sievers performed his pediatrics training at the University of Washington from June 1988 to July 1991. Dr. Sievers received both his medical degree and his B.A. degree from Brown University.

Christian Vasquez has served as the Chief Accounting Officer, Controller and Corporate Secretary of BioAtla since 2024, as Corporate Controller of BioAtla from 2015 to 2024, as Vice President of Finance and Secretary of BioAtla from 2020 to 2024 and as Senior Vice President of Finance of BioAtla from 2023 to 2024. Mr. Vasquez has over 20 years of finance and business experience working with both public and private companies. Prior to joining BioAtla, he spent seven years at Cricket Communications, from October 2008 to October 2015, through its acquisition by AT&T, where his leadership role expanded to Associate Director of Accounting. He began his career with KPMG in their San Diego office’s audit practice. Mr. Vasquez received his BS degree in Accountancy from San Diego State University and is a Certified Public Accountant in the state of California.

EXECUTIVE COMPENSATION

Compensation Overview

This compensation overview explains the strategy, design, and decision-making related to our compensation programs and practices for our named executive officers, referred to as our “NEOs.” This overview is intended to provide perspective on the information contained in the tables that follow this discussion.

For fiscal 2024, our NEOs were:

Name	Position
Jay M. Short, Ph.D.	Chief Executive Officer (“CEO”), Cofounder and Chairman of the Board of Directors
Richard A. Waldron	Chief Financial Officer
Eric Sievers, M.D.	Chief Medical Officer

Executive Summary

Fiscal 2024 Financial and Business Highlights

We are a clinical-stage biopharmaceutical company developing our novel class of highly specific and selective antibody-based therapeutics for the treatment of solid tumor cancer. Our conditionally active biologics (“CAB” or “CABs”) capitalize on our proprietary discoveries with respect to tumor biology, enabling us to target known and widely validated tumor antigens that have previously been difficult or impossible to target.

Since the commencement of our operations, we have focused substantially all of our resources on conducting research and development activities, including drug discovery, preclinical studies and clinical trials of our product candidates, including the ongoing Phase 2 clinical trial of mecbotamab vedotin, the ongoing Phase 1 clinical trial of BA3182, and advancing strategic collaboration discussions for ozuriftamab vedotin and evalstotug, establishing and maintaining our intellectual property portfolio, manufacturing clinical and research material through third parties, hiring personnel, establishing product development and commercialization collaborations with third parties, raising capital, and providing general and administrative support for these operations. Since 2014, such research and development activities have exclusively related to the research, development, manufacture, and Phase 1 and Phase 2 clinical testing of our CAB antibody-based product candidates and the strengthening of our proprietary CAB technology platform and pipeline. We do not have any products approved for sale, and we have not generated any revenue from product sales.

Achievement of Corporate Performance Goals in 2024

In 2024, we achieved key corporate performance goals with respect to certain clinical development milestones, research and development goals, and strategic objectives, as described in more detail in the section titled “Annual Cash Incentive Bonuses—2024 Corporate Goals.” Our key achievements in 2024 included the following:

1.
Deliver on near-term value drivers: completed registrational strategy and trial-enabling studies for our CAB portfolio of mecbotamab vedotin, ozuriftamab vedotin and evalstotug; completed the Context Licensing Agreement.
2.
Build on the vision for the future: advanced the clinical and preclinical pipeline by filing an IND for Nectin 4 and partnered BA3362; delivered on our publications plan and efforts to increase global awareness and visibility of CAB technology.

Build the Vision for the Future

Our mission is to develop and commercialize innovative antibody-based therapeutics for the treatment of solid tumors that are designed to bind depending on the physical and chemical properties of tumors and their microenvironment. We believe that our proprietary technology and approach have the potential to transform cancer therapy by decreasing systemic toxicities and improving efficacy.

Say-On-Pay

At the 2024 Annual Meeting of Stockholders, the Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s NEOs, as described in the Company’s 2024 proxy statement. The Compensation Committee considered the voting results and feedback from stockholders and whether the program was effective in fiscal 2024 and reflects stockholder interests. The Compensation Committee has not made any changes to the overall executive compensation program, other than granting restricted stock unit awards rather than option awards to our executives (as described in greater detail in the section titled “Long-Term Equity Incentives”), because it believes the current compensation framework, which focuses on pay for performance and long-term growth, is operating as intended. The Compensation Committee believes that the program is effectively aligning pay with individual and Company performance and properly incentivizing and retaining our NEOs in a highly competitive market. The Compensation Committee will continue to consider feedback from stockholders and to monitor trends and developments to ensure that the Company’s executive compensation programs remain competitively positioned for executive talent and aligned with the interests of stockholders.

Executive Compensation Philosophy and Objectives

We operate in a highly competitive and rapidly evolving market. Our ability to compete and succeed in our market is directly correlated to our ability to recruit, incentivize, and retain talented individuals in the areas of product development, and general and administrative functions. The market for skilled personnel in the biotechnology and biopharmaceutical industries is very competitive. Our Compensation Committee believes that the most effective compensation program is designed to attract and reward talented individuals who possess the skills necessary to support our business objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals.

Our Compensation Committee believes executive compensation packages provided to our executives, including the NEOs, should include both cash and stock-based compensation that achieve the following goals:

•
Recruit, motivate and retain highly qualified executive officers who possess the skills and leadership necessary to grow our long-term stockholder value;
•
Reward our executives for achieving or exceeding short-term individual and company goals that drive our growth;
•
Provide long-term retention and incentives to our executives that align their interests with the long-term interests of our Company and our stockholders, thereby incentivizing management to increase stockholder value; and
•
Provide compensation packages that are competitive, reasonable and fair relative to peers and the overall market.

Our Compensation Committee periodically reviews our compensation program design to ensure that it is aligned with the interests of our stockholders and our business goals, and that the total compensation paid to our employees and directors is fair, reasonable and competitive. Our Compensation Committee assesses market best practices in executive compensation to continually refine our programs, which have the following key features:

•
Attract and retain key talent;
•
Offer a total compensation program that flexibly adapts to changing economic, regulatory and organizational conditions, and takes into consideration the compensation practices of peer companies;
•
Pay for performance;
•
Provide a significant portion of compensation that is at-risk and tied to our financial performance, strategic objectives or stock price;

•
Align executive interests with our stockholders; and
•
A significant portion of total compensation is either earned based on clinical development milestones, research and development goals, and strategic objectives, or varies based on our stock price, which contributes to value creation for our stockholders.

Compensation Governance Highlights

WHAT WE DO	WHAT WE DO NOT DO

☑ Link Pay for Performance: We link pay for performance and stockholder interests by weighting compensation toward short-term cash incentive awards and long-term equity awards which are tied to the value of our share price.

☒ Single Trigger Acceleration: We do not provide for “single trigger” acceleration upon a change of control.

☑ Incentivize a Strong Ownership Mentality: In February 2024, we granted equity awards to our executive officers, which we use to motivate long-term performance and strongly align the interests of our executives with those of our stockholders.

☒ Executive Perquisites: We do not maintain any executive-specific benefit or perquisite programs.

☑ Corporate Strategy Alignment: Our Compensation Committee establishes incentive compensation programs based on metrics that are aligned with our corporate strategy and designed to grow stockholder value.

☒ Tax Gross-Ups: We do not provide tax gross-ups for “excess parachute payments” or any other executive benefits.
☑ Use an Independent Compensation Consultant: Our Compensation Committee retains an independent compensation consultant.	☒ Excessive Executive Retirement Benefits: We do not maintain an executive pension plan or supplemental retirement plan.
☑ Prohibit the Hedging or Pledging of Our Common Stock: Our Insider Trading Policy strictly prohibits hedging and pledging activities by executive officers, employees, and directors.	☒ Excessive Cash Severance: Our offer letters containing severance provisions do not provide for excessive cash severance in the event of termination.
☑ Stock Ownership Guidelines: We have implemented robust stock ownership guidelines for our executives.	☒ Repricing: We prohibit repricing of underwater stock options without prior stockholder approval.

☑ Compensation Clawback Policy: All incentive-based cash and equity awards are subject to recoupment in accordance with our compensation clawback policy, which requires the recovery of incentive-based compensation in the event of a restatement, and also allows for recovery in the event of non-restatement related miscalculations or legal and compliance violations.

☒ Fixed Employment Terms or Guaranteed Salary Increases: We do not enter into employment agreements that provide for fixed terms, automatic compensation increases or equity grants.

Elements of Executive Compensation

The Company’s executive compensation program consists of three primary elements: base salaries, annual cash incentives, and long-term equity awards, as described below. The relative mix of these components is generally weighted more towards incentive rather than fixed compensation and towards long-term incentive compensation compared to short-term incentive compensation. We believe this relative weighting ensures that the interests of our executives are aligned with those of our stockholders.

Base Salary

2024 BASE SALARY

Philosophy	Structure	Highlights
Attract and retain. Provide fixed compensation to attract, retain and motivate highly talented executives.

Base salaries are set to be competitive within our industry and are important in attracting and retaining talented executives.

Base salaries are fixed pay set with consideration for responsibilities, market data and individual contribution.

Reviewed annually and adjusted when appropriate, based on scope of responsibility, performance, experience, and competitive market for executive talent.

Historically, we have not applied specific formulas to determine changes in base salary. Instead, when setting base salaries, the Compensation Committee employs a holistic review of numerous factors using its professional judgment and experience, emphasizing the following: individual contribution; roles and responsibilities; expected future contributions; peer and market salary data of similarly situated executives; and other business priorities of our Company.

Fiscal 2024 salaries for each NEO were increased to strengthen alignment with peer group market practices, to recognize performance and contribution to our overall business success, and to better align salaries with overall leadership responsibilities.

In February 2024, the Compensation Committee, after considering the market practice survey data of our peer group provided by Aon, increased the base salaries for each of our NEOs. The increase in compensation of our CEO (Dr. Short) was subject to the approval of our Board of Directors. The Compensation Committee approved the increase in the base salary for each of the NEOs based on individual merit and performance.

The following table summarizes the annual base salary rates of our NEOs at fiscal year-end 2024 compared to 2023.

Executive	2023 Base Salary	2024 Base Salary	Year-over-Year % Increase
Jay M. Short, Ph.D.	$713,420	$734,820	3%
Richard A. Waldron	$471,220	$480,640	2%
Eric Sievers, M.D.	$470,250	$510,220	8.5%

Annual Cash Incentive Bonuses

2024 ANNUAL CASH INCENTIVE AWARDS

Philosophy	Target Amount Considerations	Award Design Considerations	Highlights

Pay for Performance. Establish appropriate short-term performance goals that the Compensation Committee believes will drive our future growth and profitability.

Reward Achievement. Reward achievement of short-term performance goals.

Align the interests of executives with those of our stockholders. Bonus payout tied to company performance consistent with 2024 objectives and initiatives.

Attract and Retain Executives. Remain competitive with our peer companies, which generally offer an annual incentive opportunity as a standard element of compensation.

Performance metrics evaluated annually for alignment with strategy.

Bonus targets were expressed as a percentage of base salary. Factors used to determine target amounts included: role, scope of responsibilities, internal equity and competitive market data.

Amount earned was determined by reference to achievement against the Company’s 2024 key short-term, strategic corporate goals.

No minimum guaranteed payout. Payment of cash bonuses were subject to attaining 50% threshold performance of the weighted combination of the corporate performance goals overall.

A maximum, capped payout is set at 125% of target.

For our CEO, the bonus was approved by the Board of Directors at the recommendation of the Compensation Committee. For other NEOs, bonuses were approved by the Compensation Committee.

In 2024, corporate performance goals were based on clinical pipeline, research and development, and other operationally focused goals.

Based on achievement, fiscal 2024 annual bonuses were paid out at 62.5% of the target for corporate goals.

2024 Bonus Opportunities

In February 2024, based on the recommendation of the Compensation Committee, the Board of Directors approved the 2024 Corporate Bonus Plan (“Bonus Plan”) and certain corporate performance goals applicable for 2024. The corporate performance goals were established by the Compensation Committee, based on its assessment of the Company’s business environment, competitive position, and performance.

The Bonus Plan provided our executives with the opportunity to earn an annual cash bonus that was paid based on the achievement of pre-determined performance goals. Under the Bonus Plan, bonus targets were expressed as a percentage of base salary, with executives potentially earning a bonus based on actual achievement versus the corporate performance goals. For our NEOs, their bonus is based solely on the achievement of corporate goals.

The table below sets forth the 2024 targets under the Bonus Plan for each member of our management team. These bonus targets are reviewed annually by the Compensation Committee and adjusted if deemed appropriate by the Compensation Committee.

Function – Level	2024 Target
CEO (Jay M. Short, Ph.D.)	60%
C-Level (Richard A. Waldron, Eric Sievers, M.D.)	40%

The 2024 corporate performance goals consisted of certain business goals (10% weight), clinical development milestones (40% weight), research and development goals (10% weight), and strategic objectives (40% weight), as described in greater detail below. The amount of annual bonus earned depended on whether the Company achieved the performance level for the applicable corporate performance goal. Each of the performance goals was measured independently of the other. Payment of cash bonuses was subject to attaining 50% threshold performance of the weighted combination of the corporate performance goals overall. Actual payouts could range from 50% to 125% of target, based on performance.

2024 Corporate Goals

At the beginning of each year, the Compensation Committee recommends, and the Board of Directors approves, strategic, operational and/or financial objectives for our Company for the upcoming year, as developed by our NEOs and other members of management. For 2024, bonuses were earned based on achievement against the Company’s 2024 corporate goals. In evaluating the Company’s performance for 2024, the Compensation Committee considered the Company’s achievement of four pre-determined corporate performance goals, as described in the table below.

Corporate Goal	Weighting	Achievement
1. Deliver on near-term value drivers • Enable the registrational strategy for BA3071 (CTLA-4 antibody) (20%) • Complete registrational trial-enabling studies for two ADC clinical programs (10%) • Establish a partnership (20%) • Raise additional capital via financing or partnering (20%)	70%

Partially Achieved (32.5/70%)

Mostly completed registrational strategy for BA3071 and registrational trial-enabling studies

•
Achieved initial readouts for evalstotug in solid tumors and melanoma
•
Evaluated clinical benefit and completed part one of registrational trial for mecbotamab vedotin
•
Completed readouts and determined clinical benefit and commercial viability for ozuriftamab vedotin in squamous cell head and neck cancer (SCCHN) and melanoma
•
Established Context Licensing Agreement

2. Build on the vision for the future • Advance current Phase 1 and late preclinical programs toward IND and prepare for partnering (10%) • Attain financial and people objectives (10%) • Raise awareness of the value and utility of the CAB technology for patients and the market (10%)	30%

Achieved (30/30%)

Delivered significant progress on the clinical and preclinical pipeline.

•
Achieved IND clearance for Nectin-4 ADC
•
Partnered preclinical program BA3362
•
Ended 2024 with additional cash runway and achieved goals related to employee retention, performance and development
•
Delivered on publication plan to increase global awareness and visibility of the CAB technology

2024 Earned Cash Incentives

After careful consideration of the Company’s actual achievement against the corporate performance goals in 2024, as outlined above, the Compensation Committee (and the Board with respect to our CEO) determined that 2024 annual bonuses were earned at 62.5% of target with respect to our current NEOs. On March 11, 2025, the

Compensation Committee recommended, and on March 12, 2025, the Board of Directors approved the 2024 cash bonus amounts for our CEO. On March 11, 2025, the Compensation Committee also approved the 2024 cash bonus amounts for each of our other NEOs.

The annual cash bonus for each NEO was equal to (1) the applicable target annual bonus amount multiplied by (2) the percentage achievement applicable to the weighted combination of the corporate performance goals identified above as achieved by the Company in 2024. The annual cash incentive amounts for the NEOs for 2024 are set forth in the table below.

		Annual Incentive Opportunity		Achievement	Actual
Executive	2024 Base Salary	Target (as % of base salary)	Target	Corporate Goals	2024 Earned Award
Jay M. Short, Ph.D.	$734,820	60%	$440,892	62.5%	$275,558
Richard A. Waldron	$480,640	40%	$192,256	62.5%	$120,160
Eric Sievers, M.D.	$510,220	40%	$204,088	62.5%	$127,555

Long-Term Equity Incentives

2024 EQUITY GRANTS

Philosophy	Considerations for Grant	Vesting Provisions

Attract and Retain Executives:
Designed to retain our executive officers and other employees and align their long-term interests with the creation of long-term value for our stockholders. By having a percentage of our executive officers’ target total direct compensation payable in the form of equity that vests over a number of years and, thus, subject to higher risk and longer vesting than cash compensation, our executive officers are motivated to remain employed with us and take actions that will benefit the Company and its stockholders over the long term.

Align Interests with Stockholders:
Align the interests of executives with those of stockholders by issuing equity awards for which the value is correlated to our stock price.

Factors used to determine the size of grants include: (i) the responsibilities, past performance, and anticipated future contributions of the NEO; (ii) the competitiveness of the NEO’s overall compensation package with reference to competitive market data; (iii) the NEO’s existing equity holdings; (iv) the extent to which these holdings are vested; and (v) the recommendations of our CEO (other than with respect to his own grant).

Balancing retention while maintaining alignment to stock price and stockholder interests.

Our Compensation Committee approved granting of restricted stock unit (RSU) awards to our NEOs in 2024 to ensure that a significant portion of our executive compensation consists of unvested long-term incentives.

RSUs granted to our current NEOs vest over four years (with a one-year cliff), subject to the executive's continued service on each applicable vesting date.

Equity compensation is a key component of our executive compensation program. Historically, our executives have generally been awarded an initial new hire equity grant upon commencement of employment. Additional equity grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals and/or to reward executives for exceptional performance. By having a significant percentage of our executive officers’ target total direct compensation payable in the form of equity that vests over a number of years and, thus, subject to higher risk and long-term vesting than cash compensation, our executive officers are motivated to remain employed with BioAtla and take actions that will benefit BioAtla and its stockholders over the long term.

In 2024, the Compensation Committee determined it would grant RSUs to the executive officers in lieu of stock options (which had been granted in years prior to 2024) as RSUs better align executives’ long-term incentives with the long-term interests of stockholders. RSUs drive long-term Company performance and are more properly aligned with the pay-for-performance philosophy underlying our executive compensation program. The Compensation Committee also determined that RSUs (unlike options) retain value even in a depressed market and the NEOsare less likely to take unreasonable risks to get, or keep, options “in the money.” In addition, RSUs are intended to enhance retention of executives in a highly competitive market through multi-year vesting cycles. RSUs to provide executive officers with a long-term incentive to manage the Company from the perspective of an owner and align our executive team’s interests in growing the business.

The realized value of each of these RSU awards bears a direct relationship to our stock price, and, therefore, our Compensation Committee believes these awards are an incentive for our executive officers to create value for our stockholders over a multi-year period and maintain a significant, long-term alignment between such individuals and our stockholders. In addition to rewarding each NEO’s exceptional past performance, the RSU grants in 2024 were intended to specifically incentivize the executives with respect to achieving certain corporate goals and to promote a focus on our long-term strategic objectives.

In February 2024, after carefully considering the performance of the Company and the executive team, our Compensation Committee granted RSUs to each of our NEOs. Dr. Short, Mr. Waldron, and Dr. Sievers were granted 417,000 RSUs, 106,000 RSUs, and 122,000 RSUs, respectively. 25% of the total number of shares subject to each RSU grant shall vest on the one-year anniversary of the grant date, and 6.25% of the total number of shares subject to the RSU grant shall vest on the last day of each of the 3-month periods following the month in which such first anniversary occurs, subject to continued service through each applicable vesting date.

Executive Employment Arrangements

We have entered into offer letter agreements or employment agreements with each of our current NEOs, pursuant to which their employment is “at-will” and may be terminated by the Company at any time and for any reason. For a description of the severance agreement that we have entered into with each NEO, please see the section titled “Potential Payments upon Termination or Change in Control” below.

Other Compensation Policies and Practices

No Insider Trading, Hedging or Pledging

Our NEOs, employees, and directors are subject to our insider trading policy, which we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. Under the terms of our insider trading policy, no employees, contractors, consultants and members of our Board of Directors (and their respective family members and any affiliated entities, such as venture capital funds) may engage in short sales or other hedging or monetization transactions involving our securities, such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan.

A copy of our Insider Trading Policy can be found as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Stock Ownership Guidelines

The Compensation Committee has adopted stock ownership guidelines for our executives to better align the executives’ interests with those of our stockholders. Guidelines are determined as a multiple of the executive’s base salary. The CEO guidelines are established as three times the CEO’s base salary and guidelines for other executive officers are established as one times such executive’s base salary. The guideline ownership must be obtained within five years. Executive officer ownership is evaluated annually as of December 31 using the highest closing price of the Company’s common stock in the fiscal year of evaluation. Shares that count toward meeting the stock ownership guidelines include shares owned directly, full value awards (e.g., time-vested restricted stock and RSUs), vested stock options (spread value) and shares owned directly by the executive's spouse, dependent children and/or trust. For fiscal year 2024, each NEO held the requisite number of shares and was accordingly in compliance with our stock ownership guidelines.

Compensation Clawback Policy

The Compensation Committee has adopted the BioAtla, Inc. Compensation Recovery Policy, effective October 2, 2023, which is intended to comply with SEC and Nasdaq requirements providing for the recovery of erroneously awarded incentive-based compensation received by current or former executive officers. Under the Compensation Recovery Policy, which applies to all executive officers, recovery of compensation is required in the event of a restatement, and our Compensation Committee also has discretion to recover compensation in the event of non-restatement related miscalculations or legal and compliance violations committed by covered persons.

Equity Award Timing Policies and Practices

We do not take material nonpublic information into account when determining the grant timing and terms of equity awards, and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee has historically granted such awards in the first quarter of each fiscal year. This timing was selected because it aligns with our evaluation of our performance against the goals we set for our executives for the prior year and the setting of such goals for the current year. We also grant equity awards on other dates to newly hired employees and periodically in connection with promotions or to improve competitiveness and to position employees appropriately to benchmarks. In fiscal 2024, we did not grant new awards of stock options, stock appreciation rights, or similar option-like instruments to our NEOs.

Severance and Change in Control Benefits Summary

All of our current NEOs are employed at-will and may be terminated at any time, with or without formal cause. We have entered into arrangements with each of our NEOs which provide for certain severance benefits upon a termination of employment, subject to the executive’s execution of a release agreement acceptable to us. These severance benefits have been provided to our NEOs in order to assist us in recruiting and retaining talented individuals and to align the executives’ interests with the best interests of our stockholders. We believe these severance benefits are an essential element of our overall executive compensation package due to the competitive market for executive talent in our industry.

Dr. Short is entitled to certain cash benefits and equity acceleration upon any termination of his employment, following the occurrence of a change of control which occurred in 2020.

In addition, we entered into a “double-trigger” severance agreement with Mr. Waldron, pursuant to which he would be entitled to certain cash benefits and accelerated vesting of equity awards in the event of a termination without cause or a resignation for good reason following a change in control, subject to the execution of a release agreement acceptable to us. Finally, pursuant to the BioAtla, Inc. Management Change of Control Severance Plan, Dr. Sievers is entitled to certain cash benefits and accelerated vesting of equity awards in the event of a termination without cause or a resignation for good reason following a change in control, subject to the execution of a release agreement acceptable to us. These arrangements are considered “double-trigger”, as they require both a change in control as well as a qualifying termination of employment. Our Compensation Committee believes that “double- trigger” provisions preserve morale and productivity, and encourage executive retention in the event of a change in control. These provisions are considered a typical component of a competitive executive compensation program for executives among our 2024 peer group.

A description of the severance benefits provided under our executive officer arrangements is provided below under the heading “Potential Payments Upon Termination or Change in Control.”

Other Executive Benefits and Perquisites

We provide benefits to our NEOs on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; disability insurance; and a tax-qualified Section 401(k) plan.

We do not maintain any executive-specific benefit or perquisite programs.

How We Determine Executive Compensation

Role of the Compensation Committee and Management

The Compensation Committee makes recommendations to our Board of Directors for approval regarding the compensation arrangements of our CEO and approves all compensation arrangements for our NEOs. Our Compensation Committee has numerous resources upon which it relies, including input from our Board of Directors, CEO and independent consultants. However, the ultimate decision-making authority rests with the Compensation Committee, subject to Board approval with respect to our CEO’s compensation. These decisions are based on a careful review of performance as well as the competitive market environment.

Members of management and advisors and consultants may be invited to participate in meetings, but the Compensation Committee meets regularly in executive session. Our CEO is often present and participates in discussions regarding compensation of our other executive officers. Executives, including our CEO, are not present during deliberations regarding their own performance or compensation.

Role of Compensation Consultant

Since 2020, the Compensation Committee has retained the services of Aon as its independent, external compensation consultant. Aon assists the Compensation Committee in its review of executive and director compensation practices, including the market competitiveness of compensation, executive compensation design, benchmarking with industry peers and other technical considerations including tax and accounting considerations.

For 2024 compensation matters, Aon advised and assisted with the following:

•
assessing executive and director pay relative to the market;
•
reviewing and suggesting changes to the compensation peer group; and
•
reviewing the “Compensation Overview” for use in our annual proxy statement, if required, and other proxy statement disclosures.

The Compensation Committee regularly evaluates the services Aon provides and has final authority to engage and terminate their services. Our Compensation Committee has assessed Aon’s independence consistent with Nasdaq listing standards and has concluded that the engagement of Aon does not raise any conflict of interest.

Pay Positioning and Compensation Peers

In setting compensation, the Compensation Committee compares base salaries, annual incentive opportunities and long-term compensation for the NEOs to a peer group of similarly sized companies. A key objective of our executive compensation program is to ensure that the overall compensation packages we offer our executives are competitive with the packages offered by companies with which we compete for executive talent. The Compensation Committee consults with its independent compensation consultant to develop a peer group of companies to serve as the basis for comparing our executive compensation program to the market.

When setting fiscal 2024 compensation, our Compensation Committee considered competitive market practices when setting total pay levels. However, competitive market data is only one of several resources made available to the Compensation Committee to assist it in setting executive compensation levels. While referencing peer group compensation levels is helpful in determining market-competitive compensation for our NEOs, our Compensation Committee does not directly tie any pay elements to particular benchmarks within the peer group.

Rather, peer data is one consideration, along with employee skills and experience, individual performance, scope of responsibilities, and other factors. The Compensation Committee does not use a formula to determine compensation or as a fixed target.

In developing our peer group, which was approved in September 2023, the Compensation Committee considered the following key qualitative and quantitative criteria:

•
Sector & Stage—US-based, public pre-commercial biopharmaceutical companies;
•
Stage of business—focus on companies in Phases 1 to 3 of clinical trials, preferably with a focus in oncology;
•
Market Capitalization—between approximately $100 million and $750 million (as of the date the peer group was determined) while maintaining some of the existing peers for year over year consistency; and
•
Headcount—generally under 200 employees.

Following this analysis, the Compensation Committee identified the following 23 companies as our peer group to be used as a reference for its executive compensation decisions in 2024.

ADC Therapeutics SA	Gritstone bio, Inc.	PDS Biotechnology Corporation
Alpine Immune Sciences, Inc.	IGM Biosciences, Inc.	Scholar Rock Holding Corporation
ALX Oncology Holdings, Inc.	Immuneering Corporation	Sutro Biopharma, Inc.
Aura Biosciences, Inc.	Inhibrx BioSciences, Inc.	Theseus Pharmaceuticals, Inc.
Compass Therapeutics, Inc.	Kezar Life Sciences, Inc.	Tyra Biosciences, Inc.
Corvus Pharmaceuticals, Inc.	Kronos Bio, Inc.	Verastem, Inc.
CytomX Therapeutics, Inc.	Kura Oncology, Inc.	X4 Pharmaceuticals, Inc.
Evelo Biosciences, Inc.	Mersana Therapeutics, Inc.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of BioAtla, Inc., consisting solely of independent directors, has reviewed and discussed with management this Compensation Discussion and Analysis contained in this Proxy Statement and, based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2024.

Compensation Committee:

Sylvia McBrinn, Chair

Dr. Susan Moran

Dr. Lawrence Steinman

Executive Compensation Tables

Summary Compensation Table

The following table sets forth information with respect to the compensation earned or awarded by the Company to its NEOs for each of the last two fiscal years in which they were an NEO.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Jay M. Short, Ph.D.	2024	734,820	942,420	—	275,558	—	1,952,798
Chief Executive Officer,	2023	713,420	—	2,168,435	419,491	—	3,301,346
Cofounder, and
Chairman of the Board of Directors

Richard A. Waldron	2024	480,640	280,900	—	120,160	—	881,700
Chief Financial Officer	2023	471,220	—	579,474	184,718	—	1,235,412

Eric Sievers, M.D.	2024	510,220	323,300	—	127,555	—	961,075
Chief Medical Officer	2023	470,250	—	662,256	184,338	—	1,316,844

(1)
Amounts in this column reflect the aggregate grant date fair value of RSUs and stock options computed in accordance with FASB ASC Topic 718. The grant date fair value of the RSUs was determined by multiplying the number of RSUs by the closing price of a share of our common stock on the date of grant. The grant date fair value of the options was determined using the Black-Scholes option pricing model based on the fair market value on the date of grant. These amounts reflect our accounting expense for these stock awards and do not represent the actual economic value that may be realized by each NEO. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, see Note 6 to the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
(2)
In the case of Dr. Short, our Compensation Committee recommended and our Board of Directors approved, and in the case of each of our other current NEOs, our Compensation Committee approved, cash bonuses for 2024 for our current NEOs under our 2024 Corporate Bonus Plan, which were paid in March 2025. The annual cash bonus for each NEO is equal to (1) the applicable target annual bonus amount multiplied by (2) the percentage achievement applicable to the weighted combination of the corporate performance goals as achieved by the Company in 2024. See “Elements of Executive Compensation—Annual Cash Incentive Bonuses” of the Compensation Overview for more information on the awards made to each current NEO under our Bonus Plan for fiscal year 2024.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding each unexercised stock option or unvested stock award held by our NEOs as of December 31, 2024.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1)

Jay M. Short, Ph.D.	12/15/2020(2)	30,988	—	—	$18.00	12/14/2030	—	—
	2/22/2022(3)	238,708	98,292	—	$6.66	2/21/2032	—	—
	2/10/2023(3)	389,583	460,417	—	$3.65	2/9/2033	—	—
	2/16/2024(4)	—	—	—	$—	—	417,000	$246,530

Richard A. Waldron	12/15/2020(2)	30,988	—	—	$18.00	12/14/2030	—	—
	2/21/2022(3)	81,458	33,542	—	$6.75	2/20/2032	—	—
	2/9/2023(3)	96,250	113,750	—	$3.95	2/8/2033	—	—
	2/15/2024(4)	—	—	—	$—	—	106,000	$62,667

Eric Sievers, M.D.	12/15/2020(2)	77,471	—	—	$18.00	12/14/2030	—	—
	2/21/2022(3)	86,416	35,584	—	$6.75	2/20/2032	—	—
	2/9/2023(3)	110,000	130,000	—	$3.95	2/8/2033	—	—
	2/15/2024(4)	—	—	—	$—	—	122,000	$72,126

(1)
The market values of the RSUs that have not vested are calculated by multiplying the number of shares underlying the RSUs shown in the table by $0.5912, the closing market price of a share of our common stock on December 31, 2024, the last trading day of 2024.
(2)
The option was fully vested as of December 15, 2024.
(3)
The option vests over a period of four years, with 25% of the shares underlying the option vested on the one-year anniversary of the grant date, and the remainder vesting in 36 substantially equal monthly installments thereafter, subject to continued service through each applicable vesting date.
(4)
25% of the total number of shares subject to the RSU grant shall vest on the one-year anniversary of the grant date, and 6.25% of the total number of shares subject to the RSU grant shall vest on the last day of each of the 3-month periods following the month in which such first anniversary occurs, subject to continued service through each applicable vesting date.

Potential Payments upon Termination or Change in Control

All of our current NEOs are employed at-will and may be terminated at any time, with or without formal cause. We have entered into arrangements with each of our current NEOs which provide for certain severance benefits upon a termination or change in control, subject to the executive’s execution of a release agreement acceptable to us, as described below.

Individual Severance Arrangements

Dr. Short. In July 2018, we entered into a change in control severance agreement with Dr. Short which provides that, in the event his employment terminates for any reason at any time following a Change in Control (as defined in the severance agreement) then, subject to his execution of a release of claims in our favor, he will receive (i) a severance payment equal to 24 months of his then-current base salary; (ii) a pro-rated bonus payment equal to his target bonus for the year in which the termination occurred; (iii) if Dr. Short’s termination occurs prior to the date bonuses are paid for the immediately preceding year, an amount equal to his full target bonus; and (iv) accelerated vesting of any unvested time-based equity awards then held by him. The severance and bonus payments to Dr. Short are payable as a lump sum within 20 days of the effective date of his release or such later date as required under Section 409A of the Code. In 2020, an event constituting a Change in Control (as defined in the severance agreement) occurred and, accordingly, Dr. Short will be entitled to the severance benefits described above upon his termination of employment with the Company.

Mr. Waldron. In July 2018, we entered into a change in control severance agreement with Mr. Waldron which provides that, in the event his employment is terminated by the Company without Cause or he resigns for Good Reason within the time period beginning three months before a Change in Control (as such terms are defined in the severance agreement) and ending 12 months after a Change in Control, then subject to his execution of a release of claims in our favor, he will receive (i) a severance payment equal to 12 months of his then-current base salary; (ii) a pro-rated bonus payment equal to his target bonus for the year in which the termination occurred; (iii) if the termination occurs prior to the date bonuses are paid for the immediately preceding year, an amount equal to his full target bonus for the prior year; and (iv) accelerated vesting of all outstanding units, shares or options and continuation of the applicable exercise period for all units, shares or options under a separate consulting agreement between the Company and Mr. Waldron. The severance and bonus payments to Mr. Waldron are payable as a lump sum within 20 days of the effective date of his release.

Management Change of Control Severance Plan

Dr. Sievers. On September 15, 2022, the Compensation Committee adopted the BioAtla, Inc. Management Change of Control Severance Plan (the “Severance Plan”). Dr. Sievers is eligible to participate in the Severance Plan, and our other current NEOs are ineligible to participate in the Severance Plan because they have previously entered into individual severance agreements as described above. Dr. Sievers is eligible to receive the following payments and benefits in the event of a termination by the Company without Cause or a Resignation by the executive with Good Reason, in each case, during the 12-month period following a Change of Control (as such terms are defined in the Severance Plan): (i) a lump sum payment equal to 1.0 times his base salary; (ii) a prorated portion of his target bonus amount for the year of termination; and (iii) full vesting of his outstanding equity awards (assuming target achievement of any applicable performance-based vesting criteria to the extent the performance period has not yet been completed). Receipt of benefits under the Severance Plan is conditioned upon his execution of a general release of claims and compliance with certain restrictive covenants running in favor of the Company.

Pay Versus Performance

This section provides disclosure about the relationship between executive compensation actually paid to our principal executive officer (PEO) and non-PEO NEOs and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934 (the “Pay Versus Performance Rules”) and does not necessarily reflect how the Compensation Committee evaluates compensation decisions.

					Value of Initial Fixed $100 Investment Based On:(5)
Year(1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(2)(4)	Total Shareholder Return	Net Loss (millions)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	$1,952,798	$1,235,507	$921,387	$670,914	$3.01	$69.8
2023	$3,301,346	$154,543	$1,274,979	$(33,822)	$12.53	$123.5
2022	$2,544,382	$(3,085,251)	$1,150,984	$(714,603)	$42.03	$106.5

(1) The following table lists the PEO and non-PEO NEOs for each of fiscal years 2024, 2023 and 2022.

Year	PEO	Non-PEO NEOs
2024	Jay M. Short, Ph.D.	Richard A. Waldron and Eric Sievers, M.D.
2023	Jay M. Short, Ph.D.	Richard A. Waldron, Eric Sievers, M.D., and Scott Smith
2022	Jay M. Short, Ph.D.	Scott Smith, Richard A. Waldron, Eric Sievers, M.D., and Christian Vasquez

(2) The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with the Pay Versus Performance Rules. These dollar amounts do not reflect the actual amounts of compensation earned by or paid to our NEOs during the applicable year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (refer to “Executive Compensation– Summary Compensation Table” for additional information).

(3) The following table shows the amounts deducted from and added to the Summary Compensation Table total to calculate “compensation actually paid” to Dr. Short in accordance with the Pay Versus Performance Rules:

		Equity Award Adjustments
Year	Summary Compensation Table Total for PEO	Average Reported Value of Equity Awards	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Compensation Actually Paid to PEO
2024	$1,952,798	$(942,420)	$246,530	$—	$—	$(21,401)	$—	$—	$1,235,507
2023	$3,301,346	$(2,168,435)	$—	$—	$(327,783)	$(650,585)	$—	$—	$154,543
2022	$2,544,382	$(1,486,573)	$—	$(1,349,554)	$(898,201)	$(1,895,305)	$—	$—	$(3,085,251)

(4) The following table shows the amounts deducted from and added to the average Summary Compensation Table total compensation to calculate the average “compensation actually paid” to our non-PEO NEOs in accordance with the Pay Versus Performance Rules.

		Equity Award Adjustments
Year	Average Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Average Compensation Actually Paid to Non-PEO NEOs
2024	$921,387	$(302,100)	$67,397	$—	$(13,438)	$(2,332)	$—	$—	$670,914
2023	$1,274,979	$(797,811)	$—	$(138,294)	$(120,989)	$(251,707)	$—	$—	$(33,822)
2022	$1,150,984	$(534,552)	$—	$(605,388)	$(233,320)	$(492,328)	$—	$—	$(714,603)

(5) Assumes $100 was invested for the period starting December 31, 2021, through the end of the listed year in a share of our common stock, and assumes reinvestment of dividends.

Relationship Between “Compensation Actually Paid” and Performance Measures

In accordance with the Pay Versus Performance Rules, the charts below illustrate how “compensation actually paid” to the NEOs aligns with the Company’s financial performance as measured by TSR and net loss.

Compensation Actually Paid and TSR

Compensation Actually Paid vs. Company TSR
$1,500,000
$1,000,000
$500,000
$-
$(500,000)
$(1,000,000)
$(1,500,000)
$(2,000,000)
$(2,500,000)
$(3,000,000)
$(3,500,000)
Compensation Actually Paid
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
Cumulative TSR
(value of initial $100 investment)
2022
2023
2024
$42.03
$12.53
$3.01
PEO
Average for Non-PEO NEOs
TSR

Compensation Actually Paid and Net Loss

Compensation Actually Paid vs. Net Loss
$1,500,000
$1,000,000
$500,000
$-
$(500,000)
$(1,000,000)
$(1,500,000)
$(2,000,000)
$(2,500,000)
$(3,000,000)
$(3,500,000)
Compensation Actually Paid
2022
2023
2024
$(106.48)
$(123.50)
$(69.80)
$-
$(20)
$(40)
$(60)
$(80)
$(100)
$(120)
$(140)
Net Loss (millions)
PEO
Average for Non-PEO NEOs
Net Loss (millions)

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: our 2020 Equity Incentive Plan (“2020 Plan”) and our Employee Stock Purchase Plan (“ESPP”).

The following table presents information as of December 31, 2024 with respect to compensation plans under which shares of our common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding securities	Weighted- average exercise price of outstanding securities ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders(1)	7,649,046 (2)	7.65 (3)	2,846,227 (4)
Equity compensation plans not approved by security holders	—	—	—
Total	7,649,046	$7.65	2,846,227
(1)
Includes our 2020 Plan and our ESPP. For a description of these plans, refer to Note 6 to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(2)
Includes 6,096,046 stock options outstanding under the 2020 Plan and 1,553,000 RSUs outstanding under the 2020 Plan, each as of December 31, 2024.
(3)
The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and do not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs, which have no exercise price.
(4)
Includes 1,154,335 shares available for issuance under the 2020 Plan and 1,691,892 shares available for issuance under the ESPP. In addition, the number of shares reserved for issuance under the 2020 Plan automatically increases on January 1 of each year through 2030 by a number of shares of common stock equal to 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by our board of directors. The number of shares reserved for issuance under the ESPP automatically increases on January 1 of each year through 2030 by the number of shares equal to the lesser of (i) 1.0% of the total number of common shares of our common stock outstanding on December 31 of the immediately preceding calendar year (calculated on a fully diluted basis), (ii) 929,658 shares of our common stock or (iii) such lesser number of shares as determined by our board of directors. Pursuant to these provisions, an additional 1,538,461 and 754,273 shares of common stock were added to the 2020 Plan and ESPP, respectively, effective January 1, 2025, which are not reflected in the table above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal One: Election of Directors—Director Compensation,” respectively, since January 1, 2023 the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control and other arrangements, which are described under “Executive Compensation.”

Himalaya Therapeutics SEZC

Himalaya Therapeutics SEZC (“Himalaya”) is a related party as Dr. Short, our Chief Executive Officer and Chairman of the Board of Directors, and his spouse, Carolyn Anderson Short, serve as directors for Himalaya, and Carolyn Anderson Short also serves as an officer of such entity.

Clinical Trial Services Agreement

In January 2024, we entered into an amended Clinical Trial Services Agreement with Himalaya, which amends the Clinical Trial Agreement with Himalaya, dated April 8, 2022, pursuant to which Himalaya agreed to provide services related to the initiation of clinical trials for BA3011 in the People’s Republic of China. Under the amended agreement, BioAtla will pay Himalaya for the full-time use of two of its personnel and provide services related to the initiation of clinical trials for evalstotug in China for a period of twelve months.

Global Transaction Agreement

In September 2024, we entered into a Global Transaction Agreement (the “Himalaya Agreement”) with Himalaya. BioAtla and Himalaya had previously entered into an Amended and Restated Exclusive Rights Agreement (the “Amended Rights Agreement”) in January 2020. Pursuant to the Amended Rights Agreement, Himalaya controls rights to develop, manufacture and commercialize certain assets in certain territories, including BA3362 which was licensed to Context Therapeutics Inc. in September 2024 (“Context”) (see Note 7 to the historical financial statements included in our annual report on From 10-K for the fiscal year ended December 31, 2024). Pursuant to the Himalaya Agreement, Himalaya consented to BioAtla’s execution and performance of the Context License Agreement, and granted to BioAtla an exclusive, worldwide, sublicensable license for those impacted products and intellectual property. Further, as set forth in the Amended Rights Agreement and further clarified in the Himalaya Agreement, BioAtla agreed to pay Himalaya, subject to any applicable tax withholdings, (i) a mid-teens percentage of all upfront payments and development milestones received by BioAtla from Context under the Context License Agreement; and (ii) a specified percentage of any and all sales milestones and/or royalties based upon Net Sales (as defined in the Context License Agreement) in the People’s Republic of China and the Special Administrative Regions of Hong Kong, Macao and Taiwan that BioAtla receives from Context under the Context License Agreement.

BioAtla is the principal in the Context License Agreement and in the Himalaya Agreement and will record revenues and expenses on a gross basis given that BioAtla had full discretion in setting consideration pricing in the Context License Agreement. BioAtla will be primarily responsible for providing the License, and Himalaya has no obligation to be a part of any of the fulfillment activities.

For the twelve months ended December 31, 2024, we recognized $2.2 million in research and development expense related to the transactions with Himalaya. We did not have any amounts due from or due to Himalaya Therapeutics SEZC as of December 31, 2024.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Policies and Procedures for Transactions with Related Persons

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions”. For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related person is any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our board of directors) for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our audit committee or another independent body of our board of directors takes into account the relevant available facts and circumstances including:

•
the risks, costs and benefits to us;
•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•
the terms of the transaction;
•
the availability of other sources for comparable services or products; and
•
the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our audit committee has reviewed and discussed with our management and Ernst & Young LLP our audited financial statements for the fiscal year ended December 31, 2024. Our audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Submitted by the Audit Committee

Mary Ann Gray, Ph.D., Chair

Sylvia McBrinn

Edward Williams

ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

BioAtla, Inc.

11085 Torreyana Road

San Diego, California 92121

Attn: Investor Relations

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is also available at www.bioatla.com under “Financials/SEC Filings” in the “Investors” section of our website.

OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

/s/ Jay M. Short, Ph.D.
Jay M. Short, Ph.D.
Co-founder, Chief Executive Officer and Chairman of the Board of Directors
San Diego, California
April 24, 2025

styleIPCYour control numberYour vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet:BioAtla, Inc. Annual Meeting of Stockholders www.proxypush.com/BCAB • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote For Stockholders of record as of April 21, 2025 Phone: 1-844-331-6705Wednesday, June 18, 2025 8:00 AM, Pacific Time • Use any touch-tone telephone Meeting to be held live via the Internet- please visit • Have your Proxy Card ready http://www.proxydocs.com/BCAB • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 8:00 AM, Pacific Time, June 18, 2025. Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/BCAB This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jay M. Short, Ph.D. and Richard A. Waldron (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of BioAtla, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

BioAtla, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Elect the Class II directors listed in the accompanying Proxy Statement, to serve a three-year term expiring at the 2028 annual meeting of stockholders or until such director's successor is duly elected and qualified or until such director's earlier death, resignation, disqualification or removal. FOR WITHHOLD 1.01 Mary Ann Gray, Ph.D. FOR #P2# #P2# 1.02 Susan Moran, M.D., M.S.C.E. FOR #P3# #P3# 1.03 Lawrence Steinman, M.D. FOR #P4# #P4# FOR AGAINST ABSTAIN 2. Ratify the appointment of Ernst & Young LLP as the independent registered public accounting FOR #P5# #P5# #P5# firm of BioAtla, Inc. for the fiscal year ending December 31, 2025. 3. Approve, by a non-binding advisory vote, the executive compensation of our named executive FOR #P6# #P6# #P6# officers. 4. Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/BCAB Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Signature (if held jointly)